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                                 PROMISSORY NOTE

$300,000                                                       February 12, 2008


     FOR VALUE RECEIVED, the undersigned, Mortgage Assistance Center Corporation, a Florida corporation (hereinafter referred to as "MACC"), and its wholly-owned subsidiary, Mortgage Assistance Corporation, a Texas corporation (hereinafter referred to as "MAC") with both having corporate offices at 1341 W. Mockingbird Lane, Suite 1200W, Dallas Texas 75247 (with both corporations hereinafter collectively referred to as the "Borrower"), hereby unconditionally promise to pay to the order of CSSF Master Fund, LP, a Texas limited partnership (the "Lender"), in lawful money of the United States of America and in immediately available funds, at 100 Crescent Court, Suite 475, Dallas, Texas 75201, or at such other place as may be designated in writing by the holder of this Promissory Note (this "Note"), the sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000), or such lesser amount as is outstanding from time to time hereunder, plus interest thereon to be computed beginning on the date hereof at the per annum rate equal to fifteen percent (15%), compounded monthly; provided, however, that upon the occurrence and during the continuance of an Event of Default, the unpaid principal balance of this Note from time to time outstanding shall bear interest at the per annum rate equal to eighteen percent (18%), compounded monthly. Borrower agrees to use the entire proceeds of the loan evidenced by this Note (the "Loan") solely for working capital purposes.

     1. The entire principal balance of this Note shall be due and payable in full ON DEMAND. Interest on this Note shall be due and payable when the principal balance of this Note is due and payable or paid. All computations of interest on this Note shall be made on the actual number of days elapsed over a year of 365/366 days.

     2. The Loan shall be made in one or more disbursements by Lender to Borrower (each such disbursement, an "Advance"), as requested from time to time by Borrower in accordance with this paragraph 2. The initial Advance shall be in the amount of $150,000, and shall be made by Lender to Borrower on the date of this Note. Each subsequent Advance shall be made by Lender upon prior written notice by Borrower, received by Lender no later than 10:00 a.m. Dallas, Texas time on the second (2nd) business day before an Advance is to be funded;
provided, however, that (a) Lender shall not be required to fund the first subsequent Advance until March 3, 2008 or after, and (b) no more than two Advances may be requested during any calendar month. Each such notice shall state the amount of the Advance requested by Borrower (which shall not be less than $25,000, except that the last subsequent Advance may be for the total remaining amount available to advance under this Note if less than $25,000) and the date on which the Advance is to be made, and shall include wire transfer instructions for the account into which the Advance is to be deposited. Notwithstanding the foregoing, Lender shall not be obligated to make any Advance after the initial Advance unless (i) at the time of such Advance (A) the representations and warranties made by Borrower in this Note are true and correct in all material respects, and (B) neither any material change in the financial condition or prospects of Borrower nor any Event of Default shall have occurred and shall be continuing; (ii) the making of such Advance is permitted by applicable law; and (iii) all matters related to such Advance are satisfactory to Lender and its counsel in its sole and absolute discretion, and, if requested by Lender, Borrower shall have delivered to Lender evidence



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substantiating  any of the matters contained in this Note which are necessary to enable Borrower to qualify for such Advance.

     3. Repayment of the Loan shall be secured by a pledge of MAC's equity interests in various investment entities pursuant to that certain Pledge Agreement, of even date herewith, by and among MAC, Lender and another party (the "Pledge Agreement").

     4. Lender shall have an option or right, exercisable at any time after (but not before) the earlier to occur of (a) the date that MACC consummates a "going private" transaction, or (b) the first anniversary of the date of this Note, to purchase 12.5% of the capital stock of MACC for nominal consideration. Borrower and Lender acknowledge and agree that the Loan is a "qualified commercial loan", as defined in and contemplated by Chapter 306 of the Texas Finance Code, and that the option or right described above in this paragraph 4 is a "charge" under ss.306.101(b) of Subchapter B of Chapter 306 of the Texas Finance Code, and, consequently, is not "interest". Borrower further acknowledges that it has been advised by Lender to seek the advice of an attorney and an accountant in connection with the Loan, and that Borrower has had the opportunity to seek the advice of an attorney and accountant of Borrower's choice in connection with the Loan.

     5. If any one or more of the following events shall occur, it shall be deemed an "Event of Default" hereunder:

          (a) in the event the Borrower fails to make any payment of principal, interest, and/or any other amounts under this Note when and as the same shall become due and payable and such payment is not received prior to the third (3rd) day after the same is due;

          (b) the Borrower making a general assignment for the benefit of creditors, or consenting to the appointment of a trustee or a receiver, or admitting in writing its inability to pay its debts as they mature;

          (c) the appointment of a trustee or receiver for the Borrower or for a substantial part of its properties without the consent of the Borrower, and such trustee or receiver not being discharged within sixty (60) days;

          (d)  the  institution  of  bankruptcy,  reorganization,   arrangement,
     insolvency or liquidation proceedings by or against the Borrower and, if instituted against the Borrower, the same remaining undismissed for a period of sixty (60) days; or

          (e) any substantial part of the property of the Borrower being sequestered or attached and not being returned to its possession or released from such attachment within sixty (60) days from such date of sequestration or attachment.

     6. Upon the occurrence of an Event of Default, the Lender may, at its option, declare this Note to be immediately due and payable in full, both as to outstanding principal and all interest accrued thereon and all other sums due under this Note, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding, and the Lender may exercise and shall have any and all rights and remedies available to it under applicable law or in equity.



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     7. No right or remedy  herein  conferred  upon the Lender is intended to be exclusive of any other right or remedy contained herein, and every such right or remedy contained herein or now or hereafter existing at law or in equity or by statute, or otherwise may be exercised separately or in any combination.

     8. The Borrower shall have the right to prepay this Note (in whole or in part) at any time, without penalty or premium.

     9. The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with the execution, delivery, performance, collection and enforcement of this Note (other than any notices specifically required by applicable law). No course of dealing between the Borrower and the holder hereof or failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights of any holder hereof.

     10. Any payments received by the Lender under this Note, however designated by Borrower, shall be applied (a) first, to the payment of accrued but unpaid interest on this Note, and (b) second, to the payment of the principal balance then owing on this Note.

     11. In the event any interest rate payable under this Note exceeds the maximum rate permitted by law from time to time, the interest rate payable under this Note shall be deemed to be such maximum permitted rate.

     12. This Note shall be binding upon the Borrower and its successors and permitted assigns and shall inure to the benefit of the Lender and its successors and assigns. The Lender shall have the right to assign or transfer, or grant participations in, all or any portion of its interest in this Note and/or the Loan. The Borrower shall not, without the prior written consent of the Lender, assign or transfer all or any portion of its interest in, or its obligations under, this Note and/or the Loan.

     13. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution and delivery of this Note. In addition, in the event the Borrower shall default in any of its obligations under this Note, and in the Lender's reasonable opinion it becomes necessary or proper to employ an attorney to assist in the enforcement or collection of the indebtedness evidenced by this Note or to enforce compliance by the Borrower with any of the provisions of this Note, or in the event the Lender shall become a party to any suit or legal proceeding (including a proceeding conducted under any bankruptcy law) to enforce collection of the indebtedness evidenced by this Note or to enforce compliance by the Borrower with any of the provisions of this Note, then the Borrower agrees to pay any and all reasonable attorneys' fees and all of the costs that the Lender may reasonably incur. The Borrower shall be liable for such reasonable attorneys' fees and costs whether or not any suit or proceeding is commenced. Notwithstanding the foregoing, if any such suit or proceeding is commenced, then only the prevailing party (i.e., either the Borrower or the Lender) shall be entitled to recover the reasonable attorneys' fees and costs incurred in connection with such suit or proceeding from the non-prevailing party or parties.



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     14.  THE  VALIDITY,  INTERPRETATION  AND  ENFORCEMENT  OF THIS NOTE AND ANY
DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS
OF  LAWS.  The  Borrower  (a)  hereby  irrevocably   submits  to  the  exclusive
jurisdiction of the courts (both state and federal) located in Dallas County, Texas, for the purposes of any suit, action or proceeding arising out of or relating to this Note or the transactions contemplated hereby, and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

     15. THE BORROWER HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE LENDER AND THE BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH (INCLUDING, WITHOUT LIMITATION, THE PLEDGE AGREEMENT) OR THE TRANSACTIONS RELATED HERETO. THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

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         IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written.



                                        THE BORROWER:


                                        MORTGAGE ASSISTANCE CORP.


                                        By: /s/ Ronald E. Johnson
                                            ---------------------
                                            Ronald E. Johnson, CEO & President


                                        MORTGAGE ASSISTANCE
                                        CENTER CORPORATION


                                        By: /s/ Ronald E. Johnson
                                            ---------------------
                                            Ronald E. Johnson, CEO & President